UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

This report constitutes Amendment No. 1 to Registrant’s Current Report on Form 8-K filed October 6, 2015

BERRY PLASTICS GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
 (Address of principal executive offices / Zip Code)

(812) 424-2904
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

●	Written communications pursuant to Rule 425 under the Securities Act.
●	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
●	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
●	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Explanatory Note:

On October 6, 2015, Berry Plastics Group, Inc. (the “Company”) filed a current report on Form 8-K to report that it had completed the acquisition of all of the outstanding capital stock of AVINTIV, Inc. (“Avintiv”).  In such Form 8-K, the Company stated that it would file the financial statements of Avintiv and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, by amendment as permitted by such Items.  The Company is filing this Amendment No. 1 to provide such financial statements and pro forma financial information.

Item 9.01                      Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The financial statements of Avintiv required by Item 9.01(a) of Form 8-K are incorporated herein by reference to Exhibit 99.2 and Exhibit 99.3 of this Form 8-K/A.

(b)	Pro forma financial information.

The unaudited pro forma financial information required by Item 9.01(b) of Form8-K are incorporated herein by reference to Exhibit 99.4 of this Form 8-K/A.

(d)	Exhibits

Exhibit
Number                                Description

4.1
Indenture, by and between Berry Plastics Escrow Corporation, as Issuer, and U.S. Bank National Association, as Trustee, relating to the 6.00% second priority senior secured notes due 2022, dated October 1, 2015.

4.2
First Supplemental Indenture, dated as of October 1, 2015, by and between Berry Plastics Corporation, Berry Plastics Group, Inc., the subsidiaries of Berry Plastics Corporation party thereto, Berry Plastics Escrow Corporation, and U.S. Bank National Association, as Trustee, relating to the Indenture, by and between Berry Plastics Escrow Corporation, as Issuer, and U.S. Bank, National Association, as Trustee, relating to the 6.00% second priority senior secured notes due 2022, dated October 1, 2015.

4.3
Registration Rights Agreement, by and between Berry Plastics Corporation, Berry Plastics Group, Inc., each subsidiary of Berry Plastics Corporation identified therein, and Goldman, Sachs & Co., and Credit Suisse, on behalf of themselves and as representatives of the initial purchasers, relating to the 6.00% first priority senior secured notes due 2022, dated October 1, 2015.

23.1*	Consent of Ernst & Young LLP, independent auditors of AVINTIV, Inc.
99.1	Press Release of Berry Plastics Group, Inc., dated October 1, 2015.
99.2*	Audited Consolidated Financial Statements of AVINTIV, Inc. as of and for the years ended December 31, 2014 and December 28, 2013
99.3*	Unaudited Consolidated Financial Statements of AVINTIV, Inc. as of and for the nine months ended September 30, 2015 and September 27, 2014.
99.4*	Unaudited Pro Forma Condensed Consolidated Financial Information.
___
*Filed with this Amendment No. 1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY PLASTICS GROUP, INC.
(Registrant)

	By:	/s/ Jason K. Greene
Dated: December 17, 2015		Executive Vice President and General Counsel

Exhibit Index

Exhibit
Number                                Description

4.1
Indenture, by and between Berry Plastics Escrow Corporation, as Issuer, and U.S. Bank National Association, as Trustee, relating to the 6.00% second priority senior secured notes due 2022, dated October 1, 2015.

4.2
First Supplemental Indenture, dated as of October 1, 2015, by and between Berry Plastics Corporation, Berry Plastics Group, Inc., the subsidiaries of Berry Plastics Corporation party thereto, Berry Plastics Escrow Corporation, and U.S. Bank National Association, as Trustee, relating to the Indenture, by and between Berry Plastics Escrow Corporation, as Issuer, and U.S. Bank, National Association, as Trustee, relating to the 6.00% second priority senior secured notes due 2022, dated October 1, 2015.

4.3
Registration Rights Agreement, by and between Berry Plastics Corporation, Berry Plastics Group, Inc., each subsidiary of Berry Plastics Corporation identified therein, and Goldman, Sachs & Co., and Credit Suisse, on behalf of themselves and as representatives of the initial purchasers, relating to the 6.00% first priority senior secured notes due 2022, dated October 1, 2015.

23.1*	Consent of Ernst & Young LLP, independent auditors of AVINTIV, Inc.
99.1	Press Release of Berry Plastics Group, Inc., dated October 1, 2015.
99.2*	Audited Consolidated Financial Statements of AVINTIV, Inc. as of and for the years ended December 31, 2014 and December 28, 2013
99.3*	Unaudited Consolidated Financial Statements of AVINTIV, Inc. as of and for the nine months ended September 30, 2015 and September 27, 2014.
99.4*	Unaudited Pro Forma Condensed Consolidated Financial Information.
____
*Filed with this Amendment No. 1